SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2000


                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   0-20879                    95-4580642
           --------                   -------                    ----------
(State or other jurisdiction      (Commission File             (IRS Employer
 of incorporation)                 Number)                   Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated November 28, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Press release dated November 28, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 28, 2000                     PYR ENERGY CORPORATION



                                            By: /s/ Andrew P. Calerich
                                            --------------------------
                                            Andrew P. Calerich
                                            Chief Financial Officer